UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

September 29, 2022
____________________

Commission File Number	Registrant; State of Incorporation; Address; and Telephone Number	IRS Employer Identification No.

001-09057	WEC ENERGY GROUP, INC.	39-1391525
(A Wisconsin Corporation)
231 West Michigan Street
P.O. Box 1331
Milwaukee, WI 53201
(414) 221-2345

001-01245	WISCONSIN ELECTRIC POWER COMPANY	39-0476280
(A Wisconsin Corporation)
231 West Michigan Street
P.O. Box 2046
Milwaukee, WI 53201
(414) 221-2345

001-03016	WISCONSIN PUBLIC SERVICE CORPORATION	39-0715160
(A Wisconsin Corporation)
2830 South Ashland Avenue
P.O. Box 19001
Green Bay, WI 54307-9001
(800) 450-7260

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
WEC Energy Group, Inc.	Common Stock, $.01 Par Value	WEC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01 OTHER EVENTS

On September 29, 2022, Wisconsin Electric Power Company (“WE”), Wisconsin Gas LLC (“WG”), and Wisconsin Public Service Corporation (“WPS”), utility subsidiaries of WEC Energy Group, Inc. (each a “WEC Utility”, and together, the “WEC Utilities”), entered into settlement agreements (the “Settlement Agreements”) with Citizens Utility Board of Wisconsin (“CUB”), Wisconsin Industrial Energy Group (“WIEG”), and several other environmental, labor and customer organizations (collectively with CUB, WIEG and the WEC Utilities, the “Parties”), in order to resolve most issues in each company’s rate case currently before the Public Service Commission of Wisconsin (“PSCW”). WE, WG and WPS filed applications with the PSCW for regulatory review seeking to adjust retail customer rates for electricity, natural gas, and steam service in April 2022, and updated these rate requests in July 2022.

Pursuant to the terms of the Settlement Agreements, which are subject to PSCW review and approval, the Parties have agreed to an aggregate base rate increase across all the WEC Utilities of $507.2 million (8.7%) for 2023, which includes the following:

•A rate increase of $257.9 million for WE’s retail electric customers, and a rate increase of $53.3 million for its natural gas customers.

•A rate increase of $57.1 million for WG’s natural gas customers.

•A rate increase of $104.3 million for WPS’ retail electric customers, and a rate increase of $31.3 million for its natural gas customers.

The Settlement Agreements include an earnings sharing mechanism, which is the same as the mechanism currently in place for the WEC Utilities, under which, if a WEC Utility earns above its authorized return on equity (“ROE”): (i) the WEC Utility will retain 100.0% of earnings for the first 15 basis points above the authorized ROE; (ii) 50.0% of the next 60 basis points will be required to be refunded to ratepayers; and (iii) 100.0% of any remaining excess earnings will be required to be refunded to ratepayers.

Other items the Parties agreed to as part of the Settlement Agreements include:

•A common equity component of 53.0% for each of WE, WG and WPS.
•WE will seek a financing order from the PSCW to securitize $100.0 million of the remaining book value of environmental controls installed on the older units at the Oak Creek Power Plant by 2024, plus the costs associated with the securitization.
•Upon retirement of the older units at the Oak Creek Power Plant, WE will request PSCW approval to extend and levelize the recovery of the remaining un-securitized book value of those units over a 25-year period.
•WE and WPS will not propose any changes on their real-time pricing rates for large commercial and industrial electric customers through the end of 2024.
•WE and WPS will lower monthly residential and small commercial electric customer fixed charges by $1.00 and $2.00, respectively, from currently authorized rates.
•WE and WPS agreed to propose an additional voluntary renewable energy pilot for commercial and industrial customers.
•WE and WPS made commitments related to certain low income assistance programs and agreed to collectively contribute $4.0 million to the Keep Wisconsin Warm Fund.

The Parties agreed that the authorized ROE for each WEC Utility and the allocation of electric and gas revenue among customer classes will be decided by the PSCW. WE and WPS requested an authorized ROE of 10.0% and WG requested an authorized ROE of 10.2%; the PSCW’s Staff has recommended an authorized ROE of 9.8% for all three WEC Utilities.

Forward-Looking Statements

Certain statements contained in this Current Report on Form 8-K are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements are based upon management's current expectations and are subject to risks and uncertainties that could cause actual results to differ materially from those contemplated in the statements. Readers are cautioned not to place undue reliance on these statements. Forward-looking statements include, among other things, statements concerning management's expectations and projections regarding regulatory actions and decisions, rate filings and contributions to low income assistance programs. The following factors, in addition to those discussed in each of WEC Energy Group, Inc.’s, WE’s, and WPS’ Annual Report on Form 10-K for the year ended December 31, 2021 and in subsequent reports filed with the Securities and Exchange Commission, could cause actual results to differ materially from those contemplated in any forward-looking statements: the possibility that the PSCW’s order will differ from the terms of the Settlement Agreements; the timing, resolution and impact of rate cases and other regulatory decisions; general economic conditions, including business and competitive conditions in WEC Energy Group’s service territories; WEC Energy Group’s ability to continue to successfully integrate the operations of its subsidiaries; availability of generating facilities and/or distribution systems; unanticipated changes in fuel and purchased power costs; key personnel changes; varying, adverse or unusually severe weather conditions; continued industry restructuring and consolidation; continued advances in, and adoption of, new technologies that produce power or reduce power consumption; energy and environmental conservation efforts; WEC Energy Group’s ability to successfully acquire and/or dispose of assets and to execute on its capital plan; cyber-security threats and data security breaches; construction risks; equity and bond market fluctuations; changes in WEC Energy Group’s and its subsidiaries’ ability to access the capital markets; changes in tax legislation or WEC Energy Group’s and its subsidiaries' ability to use certain tax benefits and carryforwards; federal, state, and local legislative and regulatory changes, including changes to environmental standards, the enforcement of these laws and regulations and change in the interpretation of regulations by regulatory agencies; supply chain disruptions; inflation; political and geopolitical developments, including impacts on the global economy, supply chain and fuel prices, generally, from the ongoing conflict between Russia and Ukraine; the impact from new developments relating to the COVID-19 pandemic or any future health pandemics; current and future litigation and regulatory investigations, proceedings or inquiries; changes in accounting standards and the ability of WEC Energy Group or its subsidiaries to obtain additional generating capacity at competitive prices. Except as may be required by law, WEC Energy Group, WE and WPS expressly disclaim any obligation to publicly update or revise any forward-looking information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEC ENERGY GROUP, INC.
(Registrant)

/s/ William J. Guc
Date: October 3, 2022	William J. Guc, Vice President and Controller

WISCONSIN ELECTRIC POWER COMPANY
(Registrant)

/s/ William J. Guc
Date: October 3, 2022	William J. Guc, Vice President, Controller and
Assistant Corporate Secretary

WISCONSIN PUBLIC SERVICE CORPORATION
(Registrant)

/s/ William J. Guc
Date: October 3, 2022	William J. Guc, Vice President, Controller and
Assistant Corporate Secretary